Exhibit 10.2 October 29, 2026 The Davey Tree Expert Company 1500 North Mantua Street Kent, Ohio 44240 Re: Amendment No. 6 to Note Purchase and Private Shelf Agreement Ladies and Gentlemen: Reference is made to the Note Purchase and Private Shelf Agreement, dated as of September 21, 2018 (as amended by the Amendment No. 1 to Note Purchase and Private Shelf Agreement dated as of September 20, 2021, Amendment No. 2 to Note Purchase and Private Shelf Agreement dated as of August 15, 2024, Amendment No. 3 to Note Purchase and Private Shelf Agreement dated as of May 21, 2025, Amendment No. 4 to Note Purchase and Private Shelf Agreement dated as of January 30, 2026 and Amendment No. 5 to Note Purchase and Private Shelf Agreement dated as of May 11, 2026, the “Note Agreement”), by and among The Davey Tree Expert Company, an Ohio corporation (the “Issuer”), on the one hand, and PGIM, Inc. (“Prudential”), the Initial Purchasers party thereto, and each Prudential Affiliate (as therein defined) which has become or hereafter becomes a party thereto, on the other. Capitalized terms used herein that are not otherwise defined herein shall have the meaning specified in the Note Agreement. The Issuer has requested that Prudential and the holders of Notes agree to amend the Note Agreement, as more particularly described below. Subject to the terms and conditions hereof, Prudential and the Required Holder(s) are willing to agree to such request. Accordingly, in accordance with the provisions of Section 17.1 of the Note Agreement, and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to the Note Agreement. Effective upon the Effective Date (as defined in Section 3 below), the parties hereto agree that the Note Agreement is amended as follows: 1.1. Section 9.9 of the Note Agreement is hereby amended and restated in its entirety as follows: (a) The Issuer agrees that if the Leverage Ratio exceeds 3.00 to 1.00 as of the end of any fiscal quarter (a “Triggering Quarter”), then beginning with the first day of such Triggering Quarter and continuing until the end of such Triggering Quarter, in addition to interest accruing on the Notes, the Issuer will pay to each holder of a Note a fee on the daily average

2 outstanding principal amount of each such Note held by such holder (such fee, an “Excess Leverage Fee”) during such Triggering Quarter during which the Leverage Ratio is (i) in excess of 3.00 to 1.00 at a rate per annum equal to 0.25% and (ii) is in excess of 3.50 to 1.00 at a rate per annum equal to 0.50%. (b) Any Excess Leverage Fee with respect to each Note for any applicable Triggering Quarter shall be calculated on the same basis as interest on such Note is calculated and, subject to the next sentence of this Section 9.9(b), be paid in arrears within 10 Business Days after the date the Company provides the financial statements for such Triggering Quarter, as required by Sections 7.1(a) and 7.1(b) hereof, as applicable, and the related Compliance Certificate required by Section 7.2 hereof. If for any reason the Issuer fails to deliver the financial statements required by Sections 7.1(a) and 7.1(b) hereof and the related Compliance Certificate required by Section 7.2 hereof for any fiscal quarter or a fiscal year, as applicable, then the Leverage Ratio for such fiscal quarter or for the last fiscal quarter of such fiscal year, as the case may be, shall be deemed to be greater than 3.50 to 1.00 for the purposes of this Section 9.9 and the Excess Leverage Fee shall be paid in arrears within 10 Business Days of the date such financial statements and related Compliance Certificate were required to be delivered for such fiscal quarter or fiscal year. For the avoidance of doubt, all accrued and unpaid Excess Leverage Fees on any principal amount of a Note being paid or prepaid shall be paid concurrently with such principal. The payment of any Excess Leverage Fee shall not constitute a waiver of any Default or Event of Default. 1.2. Section 10.1(a) of the Note Agreement is hereby amended and restated in its entirety to read as follows: (a) The Issuer shall not permit at any time the Leverage Ratio to exceed the ratio opposite the applicable time period set forth below: Time Period Ratio Sixth Amendment Effective Date through June 30, 2027 4.25 to 1.00 July 1, 2027 through December 31, 2027 4.00 to 1.00 At all times after December 31, 2027 3.75 to 1.00 1.3. Section 10.7 of the Note Agreement is hereby amended and restated in its entirety to read as follows: Section 10.7. Acquisitions. Without the prior written consent of the Required Holders, no Company shall effect an Acquisition except (i) any Acquisition (a) disclosed by any Company to the holders of the Notes in writing, in each case, prior to the Sixth Amendment Effective Date, (b)

3 for which any Company executed a letter of intent prior to the Sixth Amendment Effective Date and (c) which otherwise would have complied with this Section 10.7 as in effect immediately prior to the Sixth Amendment Effective Date and (ii) the Issuer or a Subsidiary Guarantor may effect an Acquisition so long as (a) with respect to a merger or consolidation involving the Issuer or a Subsidiary Guarantor, the Issuer or such Subsidiary Guarantor is the surviving entity; (b) the business to be acquired is similar to the lines of business of the Companies; (c) the Person to be acquired is organized under the laws of the United States; (d) no Default or Event of Default exists and the Companies are in full compliance with the Transaction Documents in each case both prior to and subsequent to the transaction; (e) the Company (other than the Issuer or any Subsidiary Guarantor) effecting the Acquisition and the Person or Persons acquired in connection with any such Acquisition shall become a Subsidiary Guarantor pursuant to Section 9.7 to the extent required by Section 9.7; (f) in the case of any Acquisition in which the total aggregate consideration to be paid pursuant to such Acquisition is in excess of an amount equal to five percent of Total Assets as of the end of the most recent fiscal quarter of the Issuer for which financial statements have been delivered to the holders of the Notes pursuant to Section 7.1(a) or (b) (whichever was most recently delivered to the holders), the Issuer shall provide to the holders of the Notes, at least 30 days prior to such Acquisition, historical financial statements of the target entity and a pro forma financial statement of the Companies accompanied by a certificate of a Financial Officer of the Issuer which shows compliance with the requirements in this Section 10.7; (g) in the case of an Acquisition in which, both before and after the proposed Acquisition, the Issuer has a pro forma Leverage Ratio of greater than or equal to 1.50 to 1.00, liquidity is greater than or equal to $20,000,000; and (h) the pro forma Leverage Ratio before and immediately after giving effect to the proposed Acquisition is less than 3.25 to 1.00; provided that to the extent the Leverage Ratio on any date of determination (including after giving pro forma effect to any proposed Acquisition) is greater than or equal to 3.00 to 1.00 but less than 3.25 to 1.00, the aggregate consideration paid for all Acquisitions during the twelve month period immediately preceding such date of determination shall not exceed $10,000,000; provided, further that to the extent the Leverage Ratio on any date of determination (including after giving pro forma effect to any proposed Acquisition) is less than 3.00 to 1.00, the aggregate consideration paid for all Acquisitions shall not be subject to any such restriction. For purposes of this Section 10.7, “liquidity” shall mean, as of any date of determination, all unrestricted cash and Cash Equivalents of the Issuer, the Subsidiary Guarantors (excluding any Foreign Subsidiaries) and the Insurance Subsidiary plus the aggregate unused amount of the “Revolving Credit Commitment” as defined in the Credit Agreement (but not in excess of the maximum amount that could be borrowed by the Issuer without exceeding the then applicable maximum Leverage Ratio pursuant to Section 10.1(a) hereof).

4 1.4. Section 10.8(b) of the Note Agreement is hereby amended by deleting the reference therein to “$30,000,000” and inserting “$4,000,000” in lieu thereof. 1.5. Schedule A to the Note Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order: “Sixth Amendment Effective Date” means October 29, 2026. SECTION 2. Representations and Warranties. The Issuer and each Subsidiary Guarantor represents and warrants that (a) the execution and delivery of this letter agreement has been duly authorized by all requisite corporate action on behalf of the Issuer and such Subsidiary Guarantor, this letter agreement has been duly executed and delivered by an authorized officer of the Issuer and such Subsidiary Guarantor, and the Issuer and such Subsidiary Guarantor have obtained all authorizations, consents, and approvals necessary for the execution, delivery and performance by the Issuer and such Subsidiary Guarantor of this letter agreement and such authorizations, consents and approvals are in full force and effect, (b) each representation and warranty set forth in Section 5 of the Note Agreement and the other Financing Documents is true and correct in all material respects as of the date of execution and delivery of this letter agreement by the Issuer and the Subsidiary Guarantors with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (c) after giving effect to the amendments in Section 1 of this letter agreement, no Event of Default or Default exists and (d) neither the Issuer nor any Subsidiary Guarantor has paid or agreed to pay, any fees or other consideration for or with respect to the amendment to the Credit Agreement described in Section 3.1(b) below, other than an amendment fee equal to 5 basis points on the aggregate outstanding or committed amount of the Loans (as defined in the Credit Agreement) allocated among the Banks on a pro rata basis. SECTION 3. Effectiveness. The amendments described in Section 1 above shall become effective on the date (the “Effective Date”) when each of the following conditions has been satisfied: 3.1. Documents. Prudential and each holder of a Note shall have received original counterparts or, if satisfactory to such holder, certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance satisfactory to such holders, dated the date hereof unless otherwise indicated, and on the date hereof in full force and effect with no event having occurred and being then continuing that would constitute a default thereunder or constitute or provide the basis of the termination thereof: (a) this letter agreement duly executed by Prudential, the holders of the Notes, the Issuer and the Subsidiary Guarantors; and (b) an executed copy of an amendment to the Credit Agreement in form and substance satisfactory to the Required Holder(s).

5 3.2. Representations. All representations set forth in Section 2 of this letter agreement shall be true and correct as of the Effective Date, except for such representations and warranties that speak of an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. 3.3. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this letter agreement shall be satisfactory to the Required Holder(s), and the Required Holder(s) shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. 3.4. Amendment Fee. The Issuer shall have paid, or caused to be paid, to the holders of Notes an amendment fee equal to 5 basis points on the aggregate outstanding principal amount of the Notes held by each holder on the Effective Date allocated among the holders on a pro rata basis. 3.5. Fees and Expenses. The Issuer shall have paid the reasonable fees, charges and disbursements of the special counsel of Prudential and the holders of Notes to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day before the Effective Date. SECTION 4. Reference to and Effect on Note Agreement and Notes; Ratification of Financing Documents. Upon the effectiveness of the amendments in Section 1 of this letter agreement, each reference to the Note Agreement in any other Financing Document shall mean and be a reference to the Note Agreement, as modified by this letter agreement. Except as specifically set forth in Section 1 hereof, the Note Agreement, the Notes in existence as of the Effective Date and each other Financing Document shall remain in full force and effect and are hereby ratified and confirmed in all respects. Except as specifically stated in this letter agreement, the execution, delivery and effectiveness of this letter agreement shall not (a) amend the Note Agreement, any Note or any other Financing Document, (b) operate as a waiver of any right, power or remedy of any holder of the Notes, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Note or any other Financing Document at any time. The execution, delivery and effectiveness of this letter agreement shall not be construed as a course of dealing or other implication that any holder of the Notes has agreed to or is prepared to grant any consents or agree to any amendment to the Note Agreement in the future, whether or not under similar circumstances. SECTION 5. Expenses. The Issuer hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay all reasonable out-of-pocket costs and expenses, including reasonable out-of-pocket attorneys’ fees and expenses, incurred by any holder of the Notes in connection with this letter agreement or the transactions contemplated hereby, in enforcing any rights under this letter agreement, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter agreement or the transactions contemplated hereby. The obligations of the Issuer under this Section 5 shall survive transfer by any holder of any Note and payment of any Note.

6 SECTION 6. Reaffirmation. Each Subsidiary Guarantor hereby consents to the foregoing amendments to the Note Agreement and hereby ratifies and reaffirms all of their payment and performance obligations, contingent or otherwise, under the Subsidiary Guaranty after giving effect to such amendments. Each Subsidiary Guarantor hereby acknowledges that, notwithstanding the foregoing amendments, that the Subsidiary Guaranty remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each of the Subsidiary Guarantors agrees and confirms that the Subsidiary Guaranty continues to guaranty the Guarantied Obligations (as defined in the Subsidiary Guaranty) arising under or in connection with the Note Agreement, as amended by this letter agreement. SECTION 7. Governing Law. THIS LETTER AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE OF LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. SECTION 8. Counterparts; Section Titles; Electronic Contracting. This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter agreement. The section titles contained in this letter agreement are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. The parties agree to electronic contracting and signatures with respect to this letter agreement. Delivery of an electronic signature to, or a signed copy of, this letter agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. Notwithstanding the foregoing, if Prudential or any holder of Notes shall request manually signed counterpart signatures to this letter agreement, the Issuer and the Subsidiary Guarantors hereby agree to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable. [signature page follows]

Amendment No. 6 to Note Purchase and Private Shelf Agreement Very truly yours, PGIM, INC. By: /s/ Andrew Kleinrichert Vice President THE PRUDENTIAL INSURANCE COMPANY OF AMERICA PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY PRUCO LIFE INSURANCE COMPANY By: PGIM, Inc., as investment manager By: /s/ Andrew Kleinrichert Vice President PICA HARTFORD LIFE & ANNUITY COMFORT TRUST By: The Prudential Insurance Company of America, as grantor By: PGIM, Inc., as investment manager By: /s/ Andrew Kleinrichert Vice President PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY, as Successor by Merger to Prudential Arizona Reinsurance Term Company By: PGIM Inc., as investment manager By: /s/ Andrew Kleinrichert Vice President

Amendment No. 6 to Note Purchase and Private Shelf Agreement ZURICH AMERICAN INSURANCE COMPANY THE INDEPENDENT ORDER OF FORESTERS FARMERS INSURANCE EXCHANGE MID CENTURY INSURANCE COMPANY PHYSICIANS MUTUAL INSURANCE COMPANY HMO MINNESOTA DBA BLUE PLUS By: PGIM Private Placement Investors, L.P. (as Investment Advisor) By: PGIM Private Placement Investors, Inc. (as its General Partner) By: /s/ Andrew Kleinrichert Vice President THE PRUDENTIAL GIBRALTAR FINANCIAL LIFE INSURANCE CO., LTD. By: PGIM Japan Co., Ltd., as investment manager By: PGIM, Inc., as sub-advisor By: /s/ Andrew Kleinrichert Vice President

Amendment No. 6 to Note Purchase and Private Shelf Agreement The foregoing letter agreement is hereby accepted as of the date first above written: THE DAVEY TREE EXPERT COMPANY By: /s/ Christopher J. Bast Name: Christopher J. Bast Title: SVP, Treasurer & Ops Support DAVEY TREE SURGERY COMPANY By: /s/ Christopher J. Bast Name: Christopher J. Bast Title: Vice President & Treasurer WOLF TREE INC. By: /s/ Christopher J. Bast Name: Christopher J. Bast Title: Vice President & Treasurer DAVEY RESOURCE GROUP, INC. By: /s/ Christopher J. Bast Name: Christopher J. Bast Title: Vice President & Treasurer WETLAND STUDIES AND SOLUTIONS, INC. By: /s/ Christopher J. Bast Name: Christopher J. Bast Title: Vice President & Treasurer